UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2025

KALA BIO, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 9, 2025 (the “Execution Date”), KALA Bio, Inc. (the “Company”) entered into a Convertible Loan Agreement (the “Loan Agreement”) with an individual investor (the “Lender”), pursuant to which the Lender agreed to provide the Company a convertible loan in the aggregate amount of up to $375,000 (the “Loan Principal”) promptly following the Execution Date, with the funding of (i) $187,500 of the Loan Principal to take place no later than November 10, 2025 (the “First Closing”), and (ii) the remaining $187,500 of the Loan Principal to take place no later than November 12, 2025 (the “Second Closing”, and together with the First Closing, the “Closings”), unless extended by mutual agreement of the Company and the Lender.

The Loan Principal will bear simple interest at a rate equal to 15% per annum (the “Interest”, and together with the Loan Principal, the “Loan Amount”), commencing on the date the Company receives the applicable portion of the Loan Principal and until full repayment thereof in accordance with the terms of the Loan Agreement. The applicable Interest is required to be paid by the Company on a monthly basis by no later than the 15th day of each calendar month starting in December 2025. The Loan Principal will become due and payable by the Company to the Lender on the first anniversary of receiving the Loan Principal (the “Maturity Date”). The Company may extend the Maturity Date for one year by providing written notice to the Lender up to two months prior to the Maturity Date, subject to specified conditions. The Company is also required to make certain prepayments to the Lender upon the occurrence of specified events.

Subject to compliance with the rules and regulations of The Nasdaq Stock Market, at any time prior to the full repayment of the Loan Amount to the Lender, the Lender will have the right, upon prior written notice to the Company, to convert all or any of the then outstanding and unpaid portion of the Loan Amount into shares (the “Conversion Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) at the conversion prices specified in the Loan Agreement. In addition, if the Company enters into a definitive agreement to consummate an M&A Transaction (as defined in the Loan Agreement) or an underwritten public offering (a “Public Offering” and together with an M&A Transaction, a “Liquidity Event”), and if the Loan Amount has not previously converted or been repaid pursuant to the Loan Agreement, the Lender will have the right to elect to (i) convert the entire Loan Amount into the most senior class of shares issued by the Company immediately prior to the closing of the Liquidity Event or (ii) have the entire Loan Amount repaid in cash.

The Company may repay the outstanding Loan Amount in part or in full, at any time, with no prepayment penalty. The Company will provide the Lender with three business days prior written notice of the repayment, during which time the Lender may elect to convert any or all of the outstanding Loan Amount into Conversion Shares in accordance with the Loan Agreement.

The Loan Amount will become due and payable in cash by the Company upon the occurrence, prior to the Maturity Date, of certain specified events of defaults, including, but not limited to, (i) the liquidation, dissolution or winding up of the Company, (ii) the filing by the Company of any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, (iii) breach by the Company of any material undertaking or obligation under any financing agreement or credit facility (other than the Company’s loan agreement with Oxford Finance LLC) occurring after the Execution Date and (iv) failure by the Company to fully or timely discharge its duties or obligations under the Loan Agreement, subject to certain exceptions.

The Loan Agreement also contains customary representations and warranties of the Company and the Lender.

Pursuant to the terms of the Loan Agreement, the Company is only permitted to use the proceeds of the Loan Agreement for the sole purposes of facilitating the negotiation and finalization of an additional investment transaction with the Lender and for preparing and filing its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 (the “Quarterly Report”). In addition, the Company has agreed not to negotiate or seek alternative offers for investment transactions from anyone other than the Lender during the period from the signing of the Loan Agreement until November 17, 2025.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified by reference to the full text of the Loan Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Based in part upon the representations of the Lender in the Loan Agreement, the issuance of the loans under the Loan Agreement and the shares of Common Stock issuable on conversion of the Loan Amount (collectively, the “Securities”) will be exempt from registration under Rule 903 of Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The sale of the Securities by the Company will not be registered under the Securities Act or any state securities laws and the Securities may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. The sale of the Securities will not involve a public offering and will be made without general solicitation or general advertising. In the Loan Agreement, the Lender represented, among other things, that it is a “non-U.S. person” as defined under Regulation S, that it is not acquiring the Securities for the account or benefit of a U.S. Person and that it is acquiring the Securities for investment purposes only and not with a view to any immediate resale, distribution or other disposition of the Securities.

Item 8.01. Other Events.

As previously disclosed on October 19, 2025, pursuant to the terms of that certain Loan and Security Agreement, dated as of May 4, 2021 (as amended, the “Loan Agreement”), by and among the Company, Combangio, Inc. and Oxford Finance LLC (“Oxford”), as lender and collateral agent, Oxford informed the Company that it intended to foreclose on all of the Company’s remaining assets and that Oxford would not consent to the Company’s use of cash for any reason other than for minimal payroll and related expenses pending Oxford’s foreclosure of the Company’s assets. In addition, Oxford swept substantially all of the Company’s cash resources from its bank accounts.

On November 3, 2025, Oxford informed the Company that it intended to pause its foreclosure of the Company’s assets and permitted the Company to use $125,000 of cash it previously swept to fund the negotiation and execution of the Loan Agreement and preliminary preparation work on the Quarterly Report.

As described under Item 1.01 of this Current Report on Form 8-K, the Company is only permitted to use the proceeds of the Loan Agreement for the sole purposes of facilitating the negotiation and finalization of an additional investment transaction with the Lender and for preparing and filing its Quarterly Report. Subject to consummation of an additional financing transaction with Lender or another third-party, the Company plans to file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, continue to comply with its filing obligations under the Securities Exchange Act of 1934, as amended, and resume its exploration of strategic options, which may include a sale, license, merger or other monetization of remaining assets, the seeking of additional financing or, subject to the availability of additional funding, the resumption of research and development activities. There can be no assurance that such exploration of strategic options will result in the Company pursuing a transaction or obtaining additional financing or that any such transaction or financing will be completed, nor as to the terms on which any such transaction or financing will occur, if at all. If the Company does not enter into any such transaction or financing prior to the utilization of the proceeds of the Loan Agreement, the Company expects that Oxford will resume its efforts to foreclose on the Company’s assets.

Cautionary Note Regarding Forward Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the timing of the Closings, the Company’s plans to negotiate and finalize an additional financing transaction with Lender or another third party, file its Quarterly Report, resume its exploration of strategic options, enter into an strategic transaction or financing and Oxford’s plans to foreclose on the Company’s assets. Any forward-looking statements in this Current Report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, the Company’s ability to continue to operate; uncertainty as to the result and timing of the Oxford foreclosure process; the Company’s ability to successfully consummate the Closings; the Company’s ability to negotiate an additional financing with the Lender or another third party; the Company’s ability to identify and consummate a strategic transaction and those other risks and uncertainties set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and June 30, 2025, and in subsequent filings the Company may make with the SEC. All forward-looking statements contained in this Current Report speak only as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause its views to change. However, the Company undertakes no obligation to update such forward-looking statements to reflect events that occur or circumstances that exist after the date of this Current Report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

Date: November 10, 2025	By:	/s/ Mary Reumuth
Mary Reumuth
Chief Financial Officer and Corporate Secretary